                                                                    EXHIBIT 25.A

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   -------------------------------------------

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

                    ----------------------------------------

                               JPMORGAN CHASE BANK
               (Exact name of trustee as specified in its charter)

       NEW YORK                                                  13-4994650
(State of incorporation                                       (I.R.S. employer
if not a national bank)                                      identification No.)

            270 PARK AVENUE
           NEW YORK, NEW YORK                                     10017
(Address of principal executive offices)                        (Zip Code)


                               WILLIAM H. MCDAVID
                                 GENERAL COUNSEL
                                 270 PARK AVENUE
                            NEW YORK, NEW YORK 10017
                            TELEPHONE: (212) 270-2611
            (Name, address and telephone number of agent for service)

                       (1) GULFTERRA ENERGY PARTNERS, L.P.
                    (2) GULFTERRA ENERGY FINANCE CORPORATION
               (Exact name of obligor as specified in its charter)
               SEE TABLE OF ADDITIONAL REGISTRANT GUARANTORS BELOW


         (1) DELAWARE                                          (1) 76-0396023
         (2) DELAWARE                                          (2) 76-0605880
(State or other jurisdiction of                               (I.R.S. employer
 incorporation or organization)                              identification No.)

            4 GREENWAY PLAZA
             HOUSTON, TEXAS                                       77046
(Address of principal executive offices)                        (Zip Code)

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               8 1/2% SERIES B SENIOR SUBORDINATED NOTES DUE 2010
               --------------------------------------------------

                   TABLE OF ADDITIONAL REGISTRANT GUARANTORS

                                                                                                      ADDRESS, INCLUDING ZIP
                                                                                                       CODE, AND TELEPHONE
                                                                                                      NUMBER, INCLUDING AREA
                                                      STATE OR OTHER                                   CODE, OF REGISTRANT
                                                     JURISDICTION OF           IRS EMPLOYER           GUARANTOR'S PRINCIPAL
            NAME                                      INCORPORATION               ID NO.                 EXECUTIVE OFFICE
            ----                                     ---------------           ------------           ----------------------
Cameron Highway Pipeline GP, L.L.C.                   Delaware                      N/A                         *

Cameron Highway Pipeline I, L.P.                      Delaware                      N/A                         *

Crystal Holding, L.L.C.                               Delaware                  76-0396023                      *

GulfTerra Intrastate, L.P.                            Delaware                      N/A                         *
(f/k/a El Paso Energy Intrastate, L.P.)

GulfTerra Operating Company, L.L.C.                   Delaware                  76-0396023                      *
(f/k/a El Paso Energy Partners
  Operating Company, L.L.C.)

GulfTerra South Texas, L.P.                           Delaware                  04-3714142                      *
(f/k/a El Paso South Texas, L.P.)

GulfTerra Texas Pipeline, L.P.                        Delaware                      N/A                         *
(f/k/a EPGT Texas Pipeline, L.P.)

GulfTerra Alabama Intrastate, L.L.C.                  Delaware                  76-0396023                      *
(f/k/a EPN Alabama Intrastate, L.L.C.)

GulfTerra Field Services, L.L.C.                      Delaware                  76-0396023                      *
(f/k/a EPN Field Services, L.L.C.)

GulfTerra Holding II, L.L.C.                          Delaware                  76-0396023                      *
(f/k/a EPN GP Holding, L.L.C.)

GulfTerra Holding I, L.L.C.                           Delaware                  76-0396023                      *
(f/k/a/ EPN GP Holding I, L.L.C.)

GulfTerra GC, L.P.                                    Delaware                      N/A                         *
(f/k/a/ EPN Gulf Coast, L.P.)

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
                                                                                                      ADDRESS, INCLUDING ZIP
                                                                                                       CODE, AND TELEPHONE
                                                                                                      NUMBER, INCLUDING AREA
                                                      STATE OR OTHER                                   CODE, OF REGISTRANT
                                                     JURISDICTION OF           IRS EMPLOYER           GUARANTOR'S PRINCIPAL
            NAME                                      INCORPORATION               ID NO.                 EXECUTIVE OFFICE
            ----                                     ---------------           ------------           ----------------------
GulfTerra Holding V, L.P.                             Delaware                      N/A                         *
(f/k/a/ EPN Holding Company, L.P.)

GulfTerra Holding IV, L.P.                            Delaware                      N/A                         *
(f/k/a EPN Holding Company I, L.P.)

GulfTerra NGL Storage, L.L.C.                         Delaware                  76-0396023                      *
(f/k/a EPN NGL Storage, L.L.C.)

GulfTerra Holding III, L.L.C.                         Delaware                  76-0396023                      *
(f/k/a EPN Pipeline GP Holding, L.L.C.)

First Reserve Gas. L.L.C.                             Delaware                  76-0396023                      *

Flextrend Development Company, L.L.C.                 Delaware                  76-0396023                      *

GulfTerra Oil Transport, L.L.C.                       Delaware                  76-0396023                      *
(f/k/a El Paso Energy  Partners
  Oil Transport, L.L.C.)

Hattiesburg Gas Storage Company                       Delaware                  76-0396023                      *

Hattiesburg Industrial Gas Sales, L.L.C.              Delaware                  76-0396023                      *

High Island Offshore System, L.L.C.                   Delaware                  76-0396023                      *

Manta Ray Gathering Company, L.L.C.                   Delaware                  76-0396023                      *

Petal Gas Storage, L.L.C.                             Delaware                  76-0396023                      *

Poseidon Pipeline Company, L.L.C.                     Delaware                  76-0396023                      *


* The address for each Additional Registrant Guarantor is 4 Greenway Plaza, Houston, Texas 77046, and the telephone number for each is (832) 676-2600.

                                     GENERAL

ITEM 1.  GENERAL INFORMATION.

         FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

            New York State Banking Department, State House, Albany, New York 12110.

            Board of Governors of the Federal Reserve System, Washington, D.C., 20551.

            Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

            Federal Deposit Insurance Corporation, Washington, D.C., 20429.

         (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

            Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR AND GUARANTORS.

         IF THE OBLIGOR OR ANY GUARANTOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.


ITEMS 3 THROUGH 15, INCLUSIVE, ARE NOT APPLICABLE BY VIRTUE OF T-1 GENERAL INSTRUCTION B.




                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

ITEM 16. LIST OF EXHIBITS

         LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF
ELIGIBILITY.

         1. A copy of the Restated Organization Certificate of the Trustee dated March 25, 1997 and the Certificate of Amendment dated October 22, 2001 (see
Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-76894, which exhibit is incorporated by reference.)

         2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which exhibit is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

         3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

         4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76894, which exhibit is incorporated by reference.)

         5. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which exhibit is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         8. Not applicable.

         9. Not applicable.

                                   SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Houston and State of Texas, on the 28th day of July, 2003.


                                     JPMORGAN CHASE BANK

                                     By:  /s/ REBECCA A. NEWMAN
                                        --------------------------------------
                                        Rebecca A. Newman
                                        Vice President and Trust Officer

                             Exhibit 7 to Form T-1

                                Bank Call Notice

                             RESERVE DISTRICT NO.2
                      CONSOLIDATED REPORT OF CONDITION OF

                              JPMorgan Chase Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                    a member of the Federal Reserve System,

                  at the close of business March 31, 2003, in
        accordance with a call made by the Federal Reserve Bank of this
         District pursuant to the provisions of the Federal Reserve Act

                                           ASSETS
                                                                              Dollar Amounts
                                                                                in Millions
                                                                              --------------
Cash and balances due from depository institutions:
    Noninterest-bearing balances and
    currency and coin ....................................................    $       21,415
    Interest-bearing balances ............................................             6,882
Securities:
Held to maturity securities ..............................................               334
Available for sale securities ............................................            80,076
Federal funds sold and securities purchased under
    agreements to resell
    Federal funds sold in domestic offices ...............................            14,044
    Securities purchased under agreements to resell ......................            73,060
Loans and lease financing receivables:
    Loans and leases held for sale .......................................            25,832
    Loans and leases, net of unearned income .............................    $      161,345
    Less: Allowance for loan and lease losses ............................             3,823
    Loans and leases, net of unearned income and
    allowance ............................................................           157,522
Trading Assets ...........................................................           189,427
Premises and fixed assets (including capitalized leases) .................             6,186
Other real estate owned ..................................................               131
Investments in unconsolidated subsidiaries and
    associated companies .................................................               691
Customers' liability to this bank on acceptances
    outstanding ..........................................................               225
Intangible assets
    Goodwill .............................................................             2,180
    Other Intangible assets ..............................................             3,314
Other assets .............................................................            40,377
TOTAL ASSETS .............................................................    $      621,696
                                                                              ==============

                                  LIABILITIES

Deposits
        In domestic offices ...............................................       $    174,351
        Noninterest-bearing ...............................       $     70,991
        Interest-bearing ..................................            103,360
        In foreign offices, Edge and Agreement
        subsidiaries and IBF's ............................................            125,789
     Noninterest-bearing ..................................       $      7,531
        Interest-bearing ..................................            118,258

Federal funds purchased and securities sold
under agreements to repurchase:
        Federal funds purchased in domestic offices .......................              5,929
        Securities sold under agreements to repurchase ....................            113,903
Trading liabilities .......................................................            116,329
Other borrowed money (includes mortgage indebtedness
        and obligations under capitalized leases) .........................             10,758
Bank's liability on acceptances executed and outstanding ..................                225
Subordinated notes and debentures .........................................              8,306
Other liabilities .........................................................             29,735
TOTAL LIABILITIES .........................................................            585,325
Minority Interest in consolidated subsidiaries ............................                 97

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus .............................                  0
Common stock ..............................................................              1,785
Surplus (exclude all surplus related to preferred stock) ..................             16,304
Retained earnings .........................................................             17,228
Accumulated other comprehensive income ....................................                957
Other equity capital components ...........................................                  0
TOTAL EQUITY CAPITAL ......................................................             36,274
                                                                                  ------------

TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL ..................       $    621,696
                                                                                  ============

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                               JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                                    WILLIAM B. HARRISON, JR. )
                                    HELENE L. KAPLAN         ) DIRECTORS
                                    WILLIAM H. GRAY, III     )